Exhibit 2.1
INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (ALBERTA)
NIMIN ENERGY CORP.

Number 00000000				Shares
	SEE REVERSE FOR			* * * * 0 * * * * * * * * *
	CERTAIN DEFINITIONS	CUSIP 65440N100	ISIN CA65440N1006	* * * * * 0 * * * * * * * *
* * * * * * 0 * * * * * * *
* * * * * * * 0 * * * * * *
* * * * * * * * 0 * * * * *
THIS CERTIFIES THAT
SPECIMEN
**SPECIMEN65440N10000000000NIMIN*ENERGY*CORP.zero****SPECIMEN65440N10000000000NIMIN*ENERGY*CORP.zero ****SPECIMEN65440N10000000000NIMIN*ENERGY*CORP.zero****SPECIMEN65440N10000000000NIMIN*ENERGY*CORP.zero ****SPECIMEN65440N10000000000NIMIN*ENERGY*CORP.zero****SPECIMEN65440N10000000000NIMIN*ENERGY*CORP. zero****SPECIMEN65440N10000000000NIMIN*ENERGY*CORP.zero****SPECIMEN65440N10000000000NIMIN*ENERGY*CORP. zero****SPECIMEN65440N1000000000
IS THE REGISTERED HOLDER OF
* * * 0 * * *
**SPECIMEN65440N10000000000NIMIN*ENERGY*CORP.zero****SPECIMEN65440N10000000000NIMIN*ENERGY*CORP.zero ****SPECIMEN65440N10000000000NIMIN*ENERGY*CORP.zero****SPECIMEN65440N10000000000NIMIN*ENERGY*CORP.zero ****SPECIMEN65440N10000000000NIMIN*ENERGY*CORP.zero****SPECIMEN65440N10000000000NIMIN*ENERGY*CORP. zero****SPECIMEN65440N10000000000NIMIN*ENERGY*CORP.zero****SPECIMEN65440N10000000000NIMIN*ENERGY*CORP. zero****SPECIMEN65440N1000000000
FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF
NIMIN ENERGY CORP.
transferable on the Central Securities Register of the Corporation by the registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.
IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

Dated: Jan 01, 1900

President and Chief Execuitve Officer	COUNTERSIGNED AND REGISTERED
COMPUTERSHARE TRUST COMPANY OF CANADA
(VANCOUVER) (TORONTO)
TRANSFER AGENT AND REGISTRAR

Director	By	Authorized Officer
The shares represented by this certificate are transferable at the offices of Computershare Trust Company of Canada in Vancouver, BC and Toronto, ON

SECURITY INSTRUCTIONS ON REVERSE	VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO.

The shares represented by this certificate have rights, privileges, restrictions and conditions attached thereto and the Corporation will furnish to a shareholder, on demand and without charge, a full copy of the text of: (a) the rights, privileges, restrictions and conditions attached to each class authorized to be issued and to each series insofar as the same have been fixed by the directors; and (b) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series.

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	-	as tenants in common	(Name) CUST (Name) UNF	-	(Name) as Custodian for (Name) under the (State) Uniform Gifts to Minors Act
TEN ENT	-	as tenants by the entireties	GIFT MIN ACT (State)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list.
For value received the undersigned hereby sells, assigns and transfers unto

Insert name and address of transferee

shares

represented by this certificate and does hereby irrevocably constitute and appoint the attorney

of the undersigned to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

DATED:

	Signature of Shareholder	Signature of Guarantor
Signature Guarantee:
The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”.
In the USA, signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only.
Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.
SECURITY INSTRUCTIONS — INSTRUCTIONS DE SÉCURITÉ
THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING
WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.
PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE
DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÉRE.